Exhibit 99.2

Three months and nine months ended September 30, 2022

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	4
Consolidated Statements of Income	6
Consolidated Balance Sheets	8
Consolidated Statement of Cash Flows	10
Updated 2022E Guidance	12
Derivatives	13
Non-GAAP Reconciliations	14
Definitions	15
Adjusted Net Income	16
Adjusted EBITDA	18
Free Cash Flow	20
Recurring General and Administrative Expenses	22

Production Volumes by Asset Area: Three months ended September 30, 2022

Production Volumes

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
Natural gas (Mcf/day)
Utica	597,027	678,154
SCOOP	218,633	188,292
Other	—	—
Total	815,660	866,446
Oil and condensate (Bbl/day)
Utica	646	958
SCOOP	3,721	4,335
Other	—	78
Total	4,366	5,371
NGL (Bbl/day)
Utica	2,458	2,516
SCOOP	9,714	9,918
Other	—	—
Total	12,172	12,434
Combined (Mcfe/day)
Utica	615,649	698,998
SCOOP	299,239	273,812
Other	—	471
Total	914,888	973,281
Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area : Nine months ended September 30, 2022

Production Volumes

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021
Natural gas (Mcf/day)
Utica	664,960	682,596	780,791	731,873
SCOOP	200,847	190,305	126,294	158,182
Other	7	38	63	51
Total	865,814	872,939	907,148	890,106
Oil and condensate (Bbl/day)
Utica	688	1,012	1,336	1,175
SCOOP	3,539	4,493	2,508	3,497
Other	1	76	35	55
Total	4,228	5,581	3,879	4,727
NGL (Bbl/day)
Utica	2,251	2,588	2,638	2,613
SCOOP	9,275	9,645	6,200	7,916
Other	1	—	3	2
Total	11,526	12,233	8,841	10,531
Combined (Mcfe/day)
Utica	682,594	704,196	804,633	754,598
SCOOP	277,730	275,134	178,545	226,662
Other	17	498	288	392
Total	960,341	979,828	983,466	981,653
Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended September 30, 2022

The following table summarizes production and related pricing for the three months ended September 30, 2022, as compared to such data for the three months ended September 30, 2021:

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
Natural gas sales
Natural gas production volumes (MMcf)	75,041	79,713
Natural gas production volumes (MMcf) per day	816	866
Total sales	$585,596	$301,516
Average price without the impact of derivatives ($/Mcf)	$7.80	$3.78
Impact from settled derivatives ($/Mcf)	$(4.72)	$(1.04)
Average price, including settled derivatives ($/Mcf)	$3.08	$2.74

Oil and condensate sales
Oil and condensate production volumes (MBbl)	402	494
Oil and condensate production volumes (MBbl) per day	4	5
Total sales	$36,050	$33,279
Average price without the impact of derivatives ($/Bbl)	$89.75	$67.37
Impact from settled derivatives ($/Bbl)	$(22.49)	$(8.77)
Average price, including settled derivatives ($/Bbl)	$67.26	$58.60

NGL sales
NGL production volumes (MBbl)	1,120	1,144
NGL production volumes (MBbl) per day	12	12
Total sales	$44,351	$45,153
Average price without the impact of derivatives ($/Bbl)	$39.61	$39.47
Impact from settled derivatives ($/Bbl)	$(2.53)	$(5.23)
Average price, including settled derivatives ($/Bbl)	$37.08	$34.24

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	84,170	89,542
Natural gas equivalents (MMcfe) per day	915	973
Total sales	$665,997	$379,948
Average price without the impact of derivatives ($/Mcfe)	$7.91	$4.24
Impact from settled derivatives ($/Mcfe)	$(4.35)	$(1.04)
Average price, including settled derivatives ($/Mcfe)	$3.56	$3.20

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.15
Average taxes other than income ($/Mcfe)	$0.20	$0.13
Average transportation, gathering, processing and compression ($/Mcfe)	$1.06	$0.94
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.44	$1.22

Production and Pricing: Nine months ended September 30, 2022

The following table summarizes production and related pricing for the nine months ended September 30, 2022, as compared to such data for the nine months ended September 30, 2021:

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021
Natural gas sales
Natural gas production volumes (MMcf)	236,367	118,720	124,279	242,999
Natural gas production volumes (MMcf) per day	866	873	907	890
Total sales	$1,529,898	$413,234	$344,390	$757,624
Average price without the impact of derivatives ($/Mcf)	$6.47	$3.48	$2.77	$3.12
Impact from settled derivatives ($/Mcf)	$(3.19)	$(0.75)	$(0.03)	$(0.38)
Average price, including settled derivatives ($/Mcf)	$3.28	$2.73	$2.74	$2.74

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,154	759	531	1,290
Oil and condensate production volumes (MBbl) per day	4	6	4	5
Total sales	$111,298	$50,866	$29,106	$79,972
Average price without the impact of derivatives ($/Bbl)	$96.42	$67.02	$54.81	$61.99
Impact from settled derivatives ($/Bbl)	$(27.26)	$(5.71)	$—	$(3.36)
Average price, including settled derivatives ($/Bbl)	$69.16	$61.31	$54.81	$58.63

NGL sales
NGL production volumes (MBbl)	3,147	1,664	1,211	2,875
NGL production volumes (MBbl) per day	12	12	9	11
Total sales	$143,741	$61,230	$36,780	$98,010
Average price without the impact of derivatives ($/Bbl)	$45.68	$36.80	$30.37	$34.09
Impact from settled derivatives ($/Bbl)	$(4.38)	$(3.60)	$—	$(2.08)
Average price, including settled derivatives ($/Bbl)	$41.30	$33.20	$30.37	$32.01

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	262,173	133,257	134,735	267,992
Natural gas equivalents (MMcfe) per day	960	980	983	982
Total sales	$1,784,937	$525,330	$410,276	$935,606
Average price without the impact of derivatives ($/Mcfe)	$6.81	$3.94	$3.05	$3.49
Impact from settled derivatives ($/Mcfe)	$(3.05)	$(0.75)	$(0.02)	$(0.38)
Average price, including settled derivatives ($/Mcfe)	$3.76	$3.19	$3.03	$3.11

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.13	$0.14	$0.14
Average taxes other than income ($/Mcfe)	$0.17	$0.13	$0.09	$0.11
Average transportation, gathering, processing and compression ($/Mcfe)	$1.00	$0.94	$1.20	$1.07
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.35	$1.20	$1.43	$1.32

Consolidated Statements of Income: Three months ended September 30, 2022

(In thousands, except per share data)

(Unaudited)

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
REVENUES:
Natural gas sales	$585,596	$301,516
Oil and condensate sales	36,050	33,279
Natural gas liquid sales	44,351	45,153
Net loss on natural gas, oil and NGL derivatives	(474,895)	(622,476)
Total revenues	191,102	(242,528)
OPERATING EXPENSES:
Lease operating expenses	15,363	13,864
Taxes other than income	16,529	11,844
Transportation, gathering, processing and compression	89,234	84,435
Depreciation, depletion and amortization	64,419	62,573
General and administrative expenses	8,752	16,691
Restructuring and liability management expenses	—	2,858
Accretion expense	673	488
Total operating expenses	194,970	192,753
LOSS FROM OPERATIONS	(3,868)	(435,281)
OTHER EXPENSE (INCOME):
Interest expense	15,461	16,351
Other, net	(857)	9,031
Total other expense	14,604	25,382
LOSS BEFORE INCOME TAXES	(18,472)	(460,663)
Income tax expense	—	650
NET LOSS	$(18,472)	$(461,313)
Dividends on preferred stock	$(1,309)	$(2,095)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(19,781)	$(463,408)

NET LOSS PER COMMON SHARE:
Basic	$(1.01)	$(22.50)
Diluted	$(1.01)	$(22.50)
Weighted average common shares outstanding—Basic	19,635	20,598
Weighted average common shares outstanding—Diluted	19,635	20,598

Consolidated Statements of Income: Nine months ended September 30, 2022

	Successor		Predecessor
	Nine Months Ended September 30, 2022	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021
REVENUES:
Natural gas sales	$1,529,898	$413,234	$344,390
Oil and condensate sales	111,298	50,866	29,106
Natural gas liquid sales	143,741	61,230	36,780
Net loss on natural gas, oil and NGL derivatives	(1,436,317)	(762,134)	(137,239)
Total revenues	348,620	(236,804)	273,037
OPERATING EXPENSES:
Lease operating expenses	47,246	17,980	19,524
Taxes other than income	45,679	16,900	12,349
Transportation, gathering, processing and compression	261,778	125,811	161,086
Depreciation, depletion and amortization	189,305	94,935	62,764
Impairment of oil and natural gas properties	—	117,813	—
Impairment of other property and equipment	—	—	14,568
General and administrative expenses	24,128	23,209	19,175
Restructuring and liability management expenses	—	2,858	—
Accretion expense	2,057	714	1,229
Total operating expenses	570,193	400,220	290,695
LOSS FROM OPERATIONS	(221,573)	(637,024)	(17,658)
OTHER EXPENSE (INCOME):
Interest expense	43,679	25,245	4,159
Loss from equity method investments, net	—	—	342
Reorganization items, net	—	—	(266,898)
Other, net	(11,385)	7,980	1,713
Total other expense (income)	32,294	33,225	(260,684)
(LOSS) INCOME BEFORE INCOME TAXES	(253,867)	(670,249)	243,026
Income tax expense (benefit)	—	650	(7,968)
NET (LOSS) INCOME	$(253,867)	$(670,899)	$250,994
Dividends on preferred stock	$(4,136)	$(3,126)	$—
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(258,003)	$(674,025)	$250,994

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(12.58)	$(32.87)	$1.56
Diluted	$(12.58)	$(32.87)	$1.56
Weighted average common shares outstanding—Basic	20,514	20,507	160,834
Weighted average common shares outstanding—Diluted	20,514	20,507	160,834

Consolidated Balance Sheets

(In thousands)

	Successor
	September 30, 2022	December 31, 2021
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$8,287	$3,260
Accounts receivable—oil and natural gas sales	317,528	232,854
Accounts receivable—joint interest and other	35,480	20,383
Prepaid expenses and other current assets	9,273	12,359
Short-term derivative instruments	53,342	4,695
Total current assets	423,910	273,551
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,303,728	1,917,833
Unproved properties	184,075	211,007
Other property and equipment	6,153	5,329
Total property and equipment	2,493,956	2,134,169
Less: accumulated depletion, depreciation and amortization	(467,485)	(278,341)
Total property and equipment, net	2,026,471	1,855,828
Other assets:
Long-term derivative instruments	24,335	18,664
Operating lease assets	3,060	322
Other assets	21,570	19,867
Total other assets	48,965	38,853
Total assets	$2,499,346	$2,168,232

Consolidated Balance Sheets

(In thousands, except share data)

	Successor
	September 30, 2022	December 31, 2021
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$466,563	$394,011
Short-term derivative instruments	817,384	240,735
Current portion of operating lease liabilities	831	182
Total current liabilities	1,284,778	634,928
Non-current liabilities:
Long-term derivative instruments	299,150	184,580
Asset retirement obligation	30,367	28,264
Non-current operating lease liabilities	2,229	140
Long-term debt, net of current maturities	728,101	712,946
Total non-current liabilities	1,059,847	925,930
Total liabilities	$2,344,625	$1,560,858
Commitments and contingencies (Note 7)
Mezzanine Equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 52.3 thousand issued and outstanding at September 30, 2022, and 57.9 thousand issued and outstanding at December 31, 2021	52,345	57,896
Stockholders’ Equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 19.4 million issued and outstanding at September 30, 2022, and 20.6 million issued and outstanding at December 31, 2021	2	2
Additional paid-in capital	472,846	692,521
Common stock held in reserve, 62 thousand shares at September 30, 2022, and 938 thousand shares at December 31, 2021	(1,996)	(30,216)
Accumulated deficit	(366,696)	(112,829)
Treasury stock, at cost - 20.4 thousand shares at September 30, 2022, and no shares at December 31, 2021	(1,780)	—
Total stockholders’ equity	$102,376	$549,478
Total liabilities, mezzanine equity and stockholders’ equity	$2,499,346	$2,168,232

Consolidated Statement of Cash Flows: Three months ended September 30, 2022

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
Cash flows from operating activities:
Net loss	$(18,472)	$(461,313)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depletion, depreciation and amortization	64,419	62,573
Net loss on derivative instruments	474,895	622,476
Net cash payments on settled derivative instruments	(365,950)	(92,885)
Other, net	3,232	1,885
Changes in operating assets and liabilities, net	9,758	(6,464)
Net cash provided by operating activities	167,882	126,272
Cash flows from investing activities:
Additions to oil and natural gas properties	(150,207)	(78,882)
Proceeds from sale of oil and natural gas properties	2,630	375
Other, net	(478)	2,639
Net cash used in investing activities	(148,055)	(75,868)
Cash flows from financing activities:
Principal payments on Credit Facility	(676,000)	—
Borrowings on Credit Facility	731,000	—
Borrowings on exit credit facility	—	193,606
Principal payments on exit credit facility	—	(278,000)
Debt issuance costs and loan commitment fees	(42)	(19)
Dividends on preferred stock	(1,308)	—
Repurchase of common stock under Repurchase Program	(70,579)	—
Other, net	(1,192)	(30)
Net cash used in financing activities	(18,121)	(84,443)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,706	(34,039)
Cash, cash equivalents and restricted cash at beginning of period	6,581	38,524
Cash, cash equivalents and restricted cash at end of period	$8,287	$4,485

Consolidated Statement of Cash Flows: Nine months ended September 30, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor
	Nine Months Ended September 30, 2022	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021
Cash flows from operating activities:
Net (loss) income	$(253,867)	$(670,899)	$250,994
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depletion, depreciation and amortization	189,305	94,935	62,764
Impairment of oil and natural gas properties	—	117,813	—
Impairment of other property and equipment	—	—	14,568
Loss from equity investments	—	—	342
Net loss on derivative instruments	1,436,317	762,134	137,239
Net cash payments on settled derivative instruments	(799,416)	(99,574)	(3,361)
Non-cash reorganization items, net	—	—	(446,012)
Other, net	8,303	1,488	1,727
Changes in operating assets and liabilities, net	(29,560)	(41,260)	153,894
Net cash provided by operating activities	551,082	164,637	172,155
Cash flows from investing activities:
Additions to oil and natural gas properties	(331,994)	(119,306)	(102,330)
Proceeds from sale of oil and natural gas properties	3,210	600	15
Other, net	(536)	2,562	4,484
Net cash used in investing activities	(329,320)	(116,144)	(97,831)
Cash flows from financing activities:
Principal payments on pre-petition revolving credit facility	—	—	(318,961)
Borrowings on pre-petition revolving credit facility	—	—	26,050
Principal payments on Credit Facility	(1,512,000)	—	—
Borrowings on Credit Facility	1,527,000	—	—
Borrowings on exit credit facility	—	306,855	302,751
Principal payments on exit credit facility	—	(409,000)	—
Principal payments on DIP credit facility	—	—	(157,500)
Debt issuance costs and loan commitment fees	(211)	(1,225)	(7,100)
Dividends on preferred stock	(4,136)	—	—
Proceeds from issuance of preferred stock	—	—	50,000
Repurchase of common stock under Repurchase Program	(225,791)	—	—
Other, net	(1,597)	(55)	(8)
Net cash used in financing activities	(216,735)	(103,425)	(104,768)
Net increase (decrease) in cash, cash equivalents and restricted cash	5,027	(54,932)	(30,444)
Cash, cash equivalents and restricted cash at beginning of period	3,260	59,417	89,861
Cash, cash equivalents and restricted cash at end of period	$8,287	$4,485	$59,417

Updated 2022E Guidance

Gulfport’s 2022 guidance assumes commodity strip prices as of October 10, 2022, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2022
	Low	High
Production
Average daily gas equivalent (MMcfepd)	975	1,000
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.30)	$(0.40)
NGL (% of WTI)	45%	55%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating costs
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.15	$0.17
Transportation, gathering, processing and compression(1) ($/Mcfe)	$0.96	$1.00
Recurring cash general and administrative(2,3) (in millions)	$42	$44

(1)	Assumes rejection of Rover firm transportation agreement.
(2)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to certain legal and restructuring charges.

Total
Capital expenditures (incurred)	(in millions)
D&C	$415
Leasehold and land	35
Total	$450

Free cash flow(3)	$300

(3)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of November 1, 2022:

	2022(1)	2023	2024
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	270	165	55
Weighted Average Price ($/MMBtu)	$2.96	$3.64	$3.98

Fixed Price Collars
Volume (BBtupd)	390	285	80
Weighted Average Floor Price ($/MMBtu)	$2.54	$2.93	$3.63
Weighted Average Ceiling Price ($/MMBtu)	$2.96	$4.78	$7.02

Fixed Price Calls Sold
Volume (BBtupd)	153	408	202
Weighted Average Price ($/MMBtu)	$2.90	$2.90	$3.33

Rex Zone 3 Basis
Volume (BBtupd)	—	40	—
Differential ($/MMBtu)	$—	$(0.21)	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	—
Weighted Average Price ($/Bbl)	$66.03	$74.47	$—

Fixed Price Collars
Volume (Bblpd)	1,500	—	—
Weighted Average Floor Price ($/Bbl)	$55.00	$—	$—
Weighted Average Ceiling Price ($/Bbl)	$60.00	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	4,000	3,000	—
Weighted Average Price ($/Bbl)	$36.62	$38.07	$—

(1) October 1 - December 31, 2022

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to (loss) income before income taxes less reorganization items, non-cash derivative loss, impairments of oil and gas properties, property and equipment, contractual charges on midstream disputes, non-recurring general and administrative expenses, stock-based compensation expenses, restructuring and liability management expenses, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net (loss) income, the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion and amortization, and impairment of oil and gas properties, property and equipment, accretion, reorganization items, non-cash derivative loss, contractual charges on midstream disputes, non-recurring general and administrative expenses, stock-based compensation expenses, restructuring and liability management expenses, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by (used in) operating activities but excluded from adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred. Gulfport includes a free cash flow estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expense. Gulfport includes a recurring general and administrative expense estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Adjusted Net Income: Three months ended September 30, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021

Income (Loss) Before Income Taxes (GAAP)	$(18,472)	$(460,663)

Adjustments:
Non-cash derivative loss	108,945	529,590
Non-recurring general and administrative expense	914	9,554
Stock-based compensation expense	1,583	899
Loss from equity method investments	—	2,858
Other, net	(857)	9,031
Adjusted Net Income (Non-GAAP)	$92,113	$91,269
Dividends on preferred stock	$(1,309)	$(2,095)
Participating Securities - preferred stock	$(14,525)	$(17,010)
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$76,279	$72,164
Re-allocation of participating securities	$733	$—
Diluted net income attributable to common stockholders	$77,012	$72,164

Adjusted Net Income Per Common Share, Basic (Non-GAAP)	$3.88	$3.50
Adjusted Net Income Per Common Share, Diluted (Non-GAAP)	$3.69	$3.50

Adjusted Net Income: Nine months ended September 30, 2022

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021

(Loss) Income Before Income Taxes (GAAP)	$(253,867)	$(670,249)	$243,026	$(427,223)

Adjustments:
Reorganization items, net	—	—	(266,898)	(266,898)
Non-cash derivative loss	636,901	662,559	133,878	796,437
Impairments	—	117,813	—	117,813
Contractual charges on midstream disputes	—	—	30,351	30,351
Non-recurring general and administrative expense	1,673	13,599	8,923	22,522
Restructuring and liability management expenses	—	2,858	—	2,858
Stock-based compensation expense	4,157	899	1,165	2,064
Loss from equity method investments	—	—	342	342
Other, net	(11,385)	7,980	2,044	10,024

Adjusted Net Income (Non-GAAP)	$377,479	$135,459	$152,831	$288,290
Dividends on preferred stock	$(4,136)	$(3,126)	$—	$(3,126)
Participating Securities - preferred stock(1)	$(57,554)	$(25,341)	$—	$(50,997)
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$315,789	$106,992	$152,831	$234,167
Re-allocation of participating securities	$3,309	$—	$—	$—
Diluted net income attributable to common stockholders	$319,098	$106,992	$152,831	$234,167

Adjusted Net Income Per Common Share, Basic (Non-GAAP)(1)	$15.39	$5.22	$0.95	$11.42
Adjusted Net Income Per Common Share, Diluted (Non-GAAP)(2)	$14.51	$5.22	$0.95	$11.42

(1)	For the Non-GAAP combined period, the Company calculated the impact of participating securities using the Adjusted Net Income amount of the Non-GAAP combined period.
(2)	For the Non-GAAP combined period, the Company used the Successor’s diluted weighted average share count to calculate per share amounts.

Adjusted EBITDA: Three months ended September 30, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021

Net income (loss) (GAAP)	$(18,472)	$(461,313)

Adjustments:
Interest expense	15,461	16,351
Income tax expense	—	650
DD&A, impairment, and accretion	65,092	63,061
Non-cash derivative (gain) loss	108,945	529,590
Non-recurring general and administrative expenses	914	9,554
Stock-based compensation expense	1,583	899
Restructuring and liability management expenses	—	2,858
Other, net	(857)	9,031
Adjusted EBITDA (Non-GAAP)	$172,666	$170,681

Adjusted EBITDA: Nine months ended September 30, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021

Net (loss) income (GAAP)	$(253,867)	$(670,899)	$250,994	$(419,905)

Adjustments:
Interest expense	43,679	25,245	4,159	29,404
Income tax expense (benefit)	—	650	(7,968)	(7,318)
DD&A, impairment, and accretion	191,362	213,462	78,561	292,023
Reorganization items, net	—	—	(266,898)	(266,898)
Non-cash derivative loss	636,901	662,559	133,878	796,437
Contractual charges on midstream disputes	—	—	30,351	30,351
Non-recurring general and administrative expenses	1,673	13,599	8,923	22,522
Stock-based compensation expense	4,157	899	1,165	2,064
Restructuring and liability management expenses	—	2,858	—	2,858
Loss from equity method investments	—	—	342	342
Other, net	(11,385)	7,977	2,044	10,021
Adjusted EBITDA (Non-GAAP)	$612,520	$256,350	$235,551	$491,901

Free Cash Flow: Three months ended September 30, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021

Net cash provided by operating activities (GAAP)	$167,882	$126,272
Adjustments:
Interest expense	15,461	16,351
Current income tax expense	—	650
Non-recurring general and administrative expenses	914	9,554
Restructuring and liability management expenses	—	2,858
Other, net	(1,833)	8,532
Changes in operating assets and liabilities, net	(9,758)	6,464
Adjusted EBITDA (non-GAAP)	$172,666	$170,681
Interest expense	(15,461)	(16,351)
Capitalized expenses incurred(1)	(4,109)	(3,706)
Capital expenditures incurred(2)	(142,017)	(80,914)
Free cash flow (non-GAAP)	$11,079	$69,710

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Free Cash Flow: Nine months ended September 30, 2022

	Successor		Predecessor	Non-GAAP Combined
	Nine Months Ended September 30, 2022	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021

Net cash provided by operating activities (GAAP)	$551,082	$164,637	$172,155	$336,792
Adjustments:
Interest expense	43,679	25,245	4,159	29,404
Current income tax benefit	—	650	(7,968)	(7,318)
Cash reorganization items, net	—	—	179,114	179,114
Non-recurring general and administrative expenses	1,673	13,599	8,923	22,522
Restructuring and liability management expenses	—	2,858	—	2,858
Contractual charges on midstream disputes	—	—	30,351	30,351
Other, net	(13,474)	8,104	2,711	10,815
Changes in operating assets and liabilities, net	29,560	41,260	(153,894)	(112,634)
Adjusted EBITDA (non-GAAP)	$612,520	$256,353	$235,551	$491,904
Interest expense	(43,679)	(25,245)	(4,159)	(29,404)
Capitalized expenses incurred(1)	(12,486)	(5,883)	(8,020)	(13,903)
Capital expenditures incurred(2)	(348,147)	(113,030)	(108,408)	(221,438)
Free cash flow (non-GAAP)	$208,208	$112,195	$114,964	$227,159

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Three months ended September 30, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$7,169	$1,583	$8,752	$15,792	$899	$16,691
Capitalized general and administrative expense	4,109	815	4,924	3,590	484	4,074
Non-recurring general and administrative expense(1)	(914)	—	(914)	(9,554)	—	(9,554)
Recurring general and administrative before capitalization	$10,364	$2,398	$12,762	$9,828	$1,383	$11,211

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.

Recurring General and Administrative Expenses:

Nine months ended September 30, 2022

	Successor						Predecessor			Non-GAAP Combined
	Nine Months Ended September 30, 2022			Period from May 18, 2021 through September 30, 2021			Period from January 1, 2021 through May 17, 2021			Nine Months Ended September 30, 2021
	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$19,971	$4,157	$24,128	$22,310	$899	$23,209	$18,002	$1,173	$19,175	$40,312	$2,072	$42,384
Capitalized general and administrative expense	12,486	2,142	14,628	5,767	484	6,251	7,097	922	8,019	$12,864	$1,406	$14,270
Non-recurring general and administrative expense(1)	(1,673)	—	(1,673)	(13,599)	—	(13,599)	(8,923)	—	(8,923)	$(22,522)	$—	$(22,522)
Recurring general and administrative before capitalization	$30,784	$6,299	$37,083	$14,478	$1,383	$15,861	$16,176	$2,095	$18,271	$30,654	$3,478	$34,132

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.